                                                                   EXHIBIT 10.40

                              ESCROW FUNDING NOTE
                              -------------------


$2,900,000                                                      October 17, 1996


     FOR VALUE RECEIVED, the undersigned ("Maker") promises to pay to PHILLIPS COLLEGES, INC., a Mississippi corporation ("Phillips"), for itself and/or as agent for the Sellers or any other parties as designated by Phillips (in such capacities, the "Phillips Payee") or order, at One Hancock Plaza, Suite 1408, Gulfport, Mississippi 39501, or at such other place as the Phillips Payee hereof may from time to time designate by written notice to Maker, the sum of TWO MILLION NINE HUNDRED THOUSAND DOLLARS ($2,900,000), together with interest on the balance of unpaid principal at the Interest Rate (as defined herein) or the Past Due Rate (as defined herein), as the case may be, at the times and upon the terms set forth in this Note.

     A.   DEFINITIONS.  Certain terms used in this Note shall have the meaning
          -----------
set forth below for each such term. Capitalized terms used in this Note and not defined herein shall have the meanings given them in the Security Documents (as defined herein).

     1.   Acquisition Escrow.  The escrow provided for in Section 2.2.3 of the
          ------------------
Master Agreement.

     2.   Additional Interest. The additional interest due and calculated at the
          -------------------
Past Due Rate as provided in Paragraph D.2 below.

     3.   Business Day.   A day other than Saturday, Sunday or any day on which
          ------------
banking institutions in the cities of Los Angeles or New York are authorized by law or other governmental action to close.

     4.   Deeds of Trust. The Deeds of Trust and Assignments of Rents and
          --------------
Mortgages and Assignments of Rents which have been or are to be executed and delivered by Maker under the document entitled Provisions Concerning Purchase and Sale of Real Estate dated as of the date herewith (the "Real Property Agreement"), between Phillips and its affiliates, Phillips College of Denver, Inc., Blair Business College, Inc., and Phillips Educational Group of Central Florida, Inc., as sellers, and Maker, as buyer, relating to the purchase and sale of the Property (as defined herein).

     5.   Interim Note.   That certain promissory note of even date herewith in
          ------------
the original principal amount of $1,100,000.00 executed by Maker and payable to the order of Phillips.

     6.   Escrow Funding Note Release Amount.  The sum of $706,400.00, which is
          ----------------------------------
part of the debt evidenced by this Note.

     7.   Interest Rate.  The lesser of (i) the maximum lawful rate of interest
          -------------
applicable to this Note, or (ii) a rate per annum equal to two (2) percentage points over the interest rate per annum announced from time to time by Wells Fargo Bank, N.A. as its domestic base lending rate. Each change in the Interest Rate shall become effective, without notice to Maker, on the effective date of each change in such base lending rate or the maximum lawful rate, as the case may be.

     8.   Maker.  Corinthian Colleges, Inc., a Delaware corporation, and its
          -----
successors and assigns as permitted hereunder.

     9.   Master Agreement.  The Master Asset Purchase Agreement dated as of the
          ----------------
date herewith by and among the Maker, Phillips and certain of its subsidiaries.

     10.  Maturity Date.  The date that is eighteen (18) months from the date
          -------------
hereof or such earlier date to which the maturity of this Note may be accelerated or otherwise payable in accordance with the provisions hereof or the Security Documents.

     11.  Other Notes.  Collectively, the following promissory notes which are
          -----------
to be executed in accordance with the Real Property Agreement: (i) promissory note to be executed by Maker and payable to the order of Phillips College of Denver, Inc. referred to as the Real Property Purchase Money Note for Parks College - Denver South Tract; (ii) promissory note to be executed by Maker and payable to the order of Blair Business College, Inc. referred to as the Real Property Purchase Money Note for Blair Junior College Tract; (iii) promissory note to be executed by Maker and payable to the order of Phillips Educational Group of Central Florida, Inc. referred to as the Real Property Purchase Money Note for Orlando College - Melbourne Tract; (iv) promissory note to be executed by Maker and payable to the order of Phillips Educational Group of Central Florida, Inc. referred to as the Real Property Purchase Money Note for Tampa College - Main Tract; and (v) promissory note to be executed by Maker and payable to the order of Phillips College of Denver, Inc. referred to as the Real Property Purchase Money Note for Parks College-Denver North Tract.

     12.  Past Due Rate.  The lesser of (i) the Interest Rate plus two percent
          -------------
(2%) per annum, or (ii) the maximum lawful rate of interest applicable to this Note.

     13.  Payee.  The Phillips Payee, or any future owner or holder of this
          -----
Note, including pledgees and transferees of this Note and/or the Security Documents, or any of them, or any person or entity acquiring or owning a participation interest herein or therein.

     14.  Property.  All real property and improvements encumbered by the Deeds
          --------
of Trust as more particularly described in Exhibit A attached hereto.
                                           ---------

     15.  Schools.  The schools listed on Exhibit B attached hereto and
          -------                         ---------
incorporated herein by this reference, which are owned and operated by Maker and certain of its affiliates.

     16.  Security Documents.  The Deeds of Trust and any other documents or
          ------------------
instruments now or hereafter securing the Escrow Funding Note Release Amount, the Other Notes or evidencing or securing the obligations secured by the Deeds of Trust.

     B.   PAYMENTS.
          --------

     1.   Payments Made To Escrow.  Notwithstanding any provision herein to the
          -----------------------
contrary, except as provided in Paragraph C.3 below, all payments provided for in this Note shall be paid to the Acquisition Escrow.

     2.   Payments of Principal and Interest.  Principal and interest shall be
          ----------------------------------
payable as follows:

          (a)  Interest.  From and after the Final Payment Date, the unpaid
               --------
principal amount shall bear interest at the Interest Rate, due and payable in monthly installments on the last day of each consecutive calendar month until the Maturity Date.

          (b)  Maturity Date.  The entire balance of principal then outstanding
               -------------
on this Note, together with all interest accrued hereunder, and any other amounts then outstanding hereunder or under the Security Documents, shall be due and payable on the Maturity Date.

     3.   Application of Payments.  Any payment hereunder shall be applied when
          -----------------------
received first to the payment of any unpaid Additional Interest and then to the payment of current interest on the principal balance from time to time remaining unpaid, and then to reduce principal, except that if any amounts due under the terms of any Security Document have not been repaid, then any monies received, at the option of the Phillips Payee, may first be applied to repay such amounts and interest thereon and the balance, if any, be applied as herein specified.
No such application by the Phillips Payee shall constitute a cure or waiver of any default by Maker under the Security Documents or under this Note.

     C.   PREPAYMENT; RELEASE OF DEEDS OF TRUST.
          -------------------------------------

     1.   Mandatory Prepayment.  Upon the occurrence of any of the following
          --------------------
events, Maker shall prepay this Note, without premium or penalty:

          (a) a sale or financing of the Property, to the extent of proceeds received therefrom in excess of payment of the Other Notes;

          (b)  in full, upon an underwritten initial public offering of Maker;

          (c) in full, upon the sale of 30% of the assets of Maker within any twelve-month period;

          (d) in full, upon a sale of all or substantially all of the capital stock of Maker;

          (e) in full, upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company goes out of existence or becomes a subsidiary of another corporation (other than any reorganization, merger or consolidation in which the shareholders of the Company immediately prior to such transaction own at least fifty percent (50%) of the shares of the surviving or resulting corporation), or upon a sale of more than fifty percent (50%) of the then outstanding stock of the Company to another entity or person.

          (f) in full, if the Close of Escrow as defined in the Real Property Agreement fails to occur on or before the thirtieth day after the Tier I Closing, except if such failure shall occur solely by reason of the failure of any condition within the control of the Selling Parties.

     2.   Voluntary Prepayment.  So long as the Other Notes have been paid in
          --------------------
full, during the term of this Note, Maker shall have the right to prepay this
Note in whole or in part, without premium or penalty, at any time and from time to time.

     3.   Released Amounts.  If at any time any amount is required to be
          ----------------
released to the Phillips Payee pursuant to Section 2.2.3(b) of the Master Agreement ("Released Amount"), and the Released Amount exceeds (the amount of such excess being hereinafter referred to as the "Shortfall Amount") the then current funded balance of the Acquisition Escrow (the "Escrow Balance"), the principal of this Note in an amount equal to the Shortfall Amount, plus accrued interest thereon, if any, shall be due and payable directly to the Phillips Payee on the date the Released Amount is to be released pursuant to such Section 2.2.3(b) and the Escrow Balance shall be released to the Phillips Payee; provided, however, on September 15, 1997 the principal of this Note in an amount equal to the lesser of (i) the aggregate amounts released from the escrow ("Aggregate Amount") or (ii) the difference between $2.9 million and the Aggregate Amount shall be due and payable directly to the Acquisition Escrow to the extent, if any, that such amount has not otherwise been funded by Maker.

     4.   Cross-Collateralization and Release of Deed of Trust.  The Security
          ----------------------------------------------------
Documents collectively secure the Other Notes and the Escrow Funding Note Release Amount (herein sometimes collectively called the "Total Debt"). Except as provided in Section I of the Deeds of Trust, the Deeds of Trust will not be released or satisfied unless and until the Total Debt and all indebtedness and obligations secured by the Security Documents have been fully paid and performed; provided, however, once $706,400 has been deposited in cash in the Acquisition Escrow by Buyer, the Deeds of Trust and any other Security Documents shall no longer secure any portion of this Note.

     D.   SECURITY AND DEFAULT.
          --------------------

     1.   Default; Acceleration.  This Note is secured by the Deeds of Trust and
          ---------------------
the other Security Documents, to the extent of the Escrow Funding Note Release Amount. If any of the following events (each, an "Event of Default") shall occur, then, or at any time thereafter, the whole of the unpaid principal hereof, together with accrued and outstanding interest shall, at the election of Phillips Payee and without notice of such election (except as may be required by applicable law), become immediately due and payable:

          (a) Maker's failure to make any payment when due in accordance with the terms of this Note or any Security Document and the continuance of such failure for a period of ten (10) days after Phillips Payee gives written notice thereof to Maker.

          (b) Default by Maker in the performance of any other obligations on Maker's part to be performed under this Note or any Security Document and the continuance of such default after lapse of any grace or curative period applicable to such default under the terms thereof.

          (c) The occurrence of a default under any of the Other Notes, the Interim Note or any of the Security Documents and the continuance of such default after lapse of any grace or curative period applicable to such default under the terms thereof.

          (d) The failure of Maker to pay when due any sum owing to Phillips Colleges, Inc. or to any of the other Selling Parties under Section 2.2.3 of that certain Master Agreement (the term "Selling Parties" being defined in the Master Agreement).

          (e) If Maker shall: (A) seek, consent to or not contest the appointment of a receiver or trustee for itself or for all or any part of its property; (B) file a voluntary petition for relief as a debtor in a proceeding under Title 11 of the United States Code (S)(S) 101 et seq. (the "Bankruptcy Code") or shall file a petition seeking relief under any other bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or any other competent jurisdiction; (C) make a general assignment for the benefit of its or his creditors; or (D) generally not pay its debts as they become due.

          (f) If: (A) a petition is filed against Maker seeking relief under the Bankruptcy Code or any other bankruptcy, arrangement, reorganization or other debtor relief laws of the United States or any state or other competent jurisdiction; (B) an order for relief shall be entered with respect to Maker as a debtor in a proceeding under the Bankruptcy Code; or
     (C) a court of competent jurisdiction enters an order, judgment or decree appointing a receiver or trustee for any part of Maker's property, and, in the case of any petition, order, judgment or decree referred to in the preceding clauses (A), (B) or (C), such petition, order, judgment or decree is not dismissed, stayed or vacated within sixty (60) days after the filing or entry thereof.

Phillips Payee's election may be exercised at any time after any such Event of Default, and the acceptance of one or more payments hereon from any person thereafter shall not constitute a waiver of Phillips Payee's election, or of its option to make such election.

     2.   Additional Interest.  Subject to the limitations contained in
          -------------------
Paragraph F.3 below, all past-due principal of this Note shall bear Additional Interest at the Past Due Rate beginning upon the expiration of the applicable curative period hereunder or under the Security Documents and continuing until paid.

     3.   Collection and Enforcement Costs.  Maker agrees to pay all reasonable
          --------------------------------
costs of collection, including reasonable attorneys' fees and all costs of any action or proceeding (including, but without limitation, commencement of nonjudicial foreclosure or private sale), in case any payment of interest or principal and interest thereon is not paid when due, or in case it becomes necessary to enforce any other obligation of Maker hereunder or to protect the security for the indebtedness evidenced hereby, or for the foreclosure by Phillips Payee of the Deeds of Trust or any other Security Document, or in the event Phillips Payee is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, or because of the existence of the Security Documents, or any of them, whether suit be brought or not. Maker acknowledges that all such costs are secured by the Deeds of Trust and the other Security Documents.

     4.   Waivers.  Except and to the extent expressly provided in Paragraph D.1
          -------
above or in the Security Documents, Maker waives diligence, presentment, protest and demand, notice of protest, of demand, of nonpayment, of dishonor, of acceleration, of intent to accelerate maturity and of maturity and agrees that time is of the essence of every provision hereof; and consents to any and all renewals, extensions or modifications of the terms hereof or of the Security Documents, or any of them, including time for payment, and further agrees that any such renewal, extension or modification, or the release or substitution of any person or security for the indebtedness evidenced hereby, shall not affect the liability of any of such parties for the indebtedness evidenced by this Note or the obligations under the Security Documents. Any such renewals, extensions, modifications, releases or substitutions may be made without notice to any of such parties.

     5.   Remedies Cumulative.  The rights and remedies of Phillips Payee as
          -------------------
provided in this Note and in the Security Documents shall be cumulative and concurrent and may be pursued singly, successively or together against Maker, the Property, or any other persons or entities who are, or may become, liable for all or any part of this indebtedness, and any other funds, property or security held by Phillips Payee for the payment hereof, or otherwise, at the sole discretion of Phillips Payee. Failure to exercise any such right or remedy shall in no event be construed as a waiver or release of such rights or remedies, or the right to exercise them at any later time. The right, if any, of Maker, and all other persons or entities, who are, or may become, liable for all or any part of this indebtedness, to plead any and all statutes of limitation as a defense to any demand on this Note, the Security Documents or any other documents executed in connection with the loan evidenced by this Note, is expressly waived by each and all of such parties to the full extent permissible by law.

     E.   DEEDS OF TRUST PROVISIONS REGARDING TRANSFERS, SUCCESSORS.  The Deeds
          ---------------------------------------------------------
of Trust securing the Escrow Funding Note Release Amount contain provisions for the acceleration of the indebtedness evidenced hereby upon a

Transfer (as therein defined) by Maker. Subject to the limitations on a Transfer specified in the Deeds of Trust, the provisions hereof shall be binding on the heirs, legal representatives, successors and assigns of Maker and shall inure to the benefit of the successors and assigns of Phillips Payee.

     F.   MISCELLANEOUS.
          -------------

     1.   Payment in Lawful Money; No Offsets.  All payments due hereunder shall
          -----------------------------------
be made in lawful money of the United States of America. All sums due hereunder shall be payable without offset, demand, abatement or counterclaim of any kind or nature whatsoever, all of which are hereby waived by Maker.

     2.   No Amendment or Waiver Except in Writing.  This Note may be amended or
          ----------------------------------------
modified only by a writing duly executed by Maker and Phillips Payee, made on or duly appended or affixed to this Note in accordance with the requirements of applicable law, which amendment expressly refers to this Note and the intent of the parties so to amend this Note. No provision of this Note may be waived by Phillips Payee, except in writing executed by Phillips Payee, and which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of Phillips Payee, or any omission by Phillips Payee to take action with respect to any provision of this Note or any Security Document. No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as to which an express written waiver has been given.

     3.   Limitation on Interest.  It is expressly stipulated and agreed that it
          ----------------------
is the intention of Phillips Payee and Maker to conform strictly to applicable federal and state usury laws governing this Note ("Usury Laws"), and, notwithstanding anything to the contrary contained in this Note, or any Security Documents, or in other documents or instruments related hereto, or in any other agreement entered into in connection herewith, whether now existing or hereafter arising and whether written or oral, it is agreed that the aggregate of all interest and any other charges constituting interest, or adjudicated as constituting interest, under such Usury Laws and contracted for, chargeable or receivable under this Note or otherwise in connection with the loan transaction represented hereby shall, under no circumstances, exceed the maximum rate of interest permitted by such Usury Laws. In the event the maturity of this Note is accelerated by reason of an election by Phillips Payee resulting from a default hereunder or under any Security Documents or otherwise in connection herewith, or by voluntary prepayment by Maker, or otherwise, then earned interest may never include more than the maximum rate of interest permitted by such Usury Laws, computed from the date of each disbursement of the loan proceeds outstanding until payment. If, from any circumstances, Phillips Payee shall ever receive interest or any other charges constituting interest, or adjudicated as constituting interest, under such Usury Laws, the amount, if any, which would exceed the maximum rate of interest permitted by such Usury Laws shall, at the option of Phillips Payee, either be credited to the payment of principal or returned to Maker. It is further agreed, without limitation of the foregoing, that calculations of the rate of interest contracted for, charged or received under this Note or under any Security Documents or in any other documents or instruments related hereto, that are made for the purpose of determining whether such rate exceeds the maximum lawful rate, shall be made, to the extent permitted by law, by amortizing, prorating, allocating, and spreading over the full term of this Note, all interest at any time contracted for, charged or received from Maker or otherwise by Phillips Payee in connection with the loan evidenced hereby. The provisions of this Paragraph F.3 shall control over all other provisions hereof and of any other instrument executed in connection herewith or executed to secure the indebtedness evidenced hereby, which may be in apparent conflict with this Paragraph.

     4.   Governing Law.  THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND
          -------------
ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MISSISSIPPI WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS. TO THE EXTENT THE LAWS OF THE STATE OF MISSISSIPPI ARE PREEMPTED BY FEDERAL LAW, THE LAWS OF THE UNITED STATES OF AMERICA SHALL APPLY.

     5.   Certain Rules of Construction.  The headings of each Paragraph of this
          -----------------------------
Note are for information and convenience only and do not define or limit any provision of this Note. The provisions of this Note shall be construed as a whole according to their common meaning, not strictly for or against any party, or any person or entity, who is or may become liable for the payment of this Note, and to achieve the objectives of the parties unconditionally to impose on Maker the indebtedness evidenced by this Note.

     6.   Severability.  If any term of this Note, or the application thereof to
          ------------
any person or circumstances, shall be invalid or unenforceable, the remainder of this Note, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Note shall be valid and enforceable to the fullest extent permitted by law.

     7.   Obligations of Maker Joint and Several.  If more than one person or
          --------------------------------------
entity has executed this Note as "Maker," the obligations of all such persons hereunder shall be joint and several.

     8.   Full Recourse Obligations of Maker.  Notwithstanding the provisions of
          ----------------------------------
the Other Notes that limit Maker's liability and Phillips Payee's remedies thereunder (the "Nonrecourse Provisions"), Maker's liability under this Note is absolute and shall not be limited, diminished or affected in any way by the Nonrecourse Provisions or the exercise of any remedies by Phillips Payee under the Other Notes or the Security Documents or under applicable law. Maker agrees that Phillips Payee may exercise its rights and remedies under this Note and under the Other Notes and the Security Documents separately or concurrently and in any order that it may deem appropriate. Without limiting the generality of the foregoing, Maker agrees that if an Event of Default is continuing (i) Phillips Payee shall have the right to pursue all of its rights and remedies in one proceeding, or separately and independently in separate proceedings from time to time in such order and manner as Phillips Payee, in its sole and absolute discretion, shall determine form time to time, (ii) Phillips Payee is not required to either marshall assets, sell the Property or any parcel thereof in any inverse order of alienation, or be subject to any "one action" or "election of remedies" law or rule, and (iii) the exercise by Phillips Payee of any remedies against any part of the Property will not impede Phillips Payee from subsequently or simultaneously exercising remedies against any other part or parts of the Property or enforcing this Note against Maker.

     Phillips Payee shall have the right to recover its damages hereunder in a separate proceeding brought for that purpose, or in any foreclosure action under any of the Security Documents, or by invocation of any of Phillips Payee's other rights and remedies thereunder or at law or equity; and Maker's liability under this Paragraph shall survive foreclosure under any Security Document.

     EXECUTED as of the date first above written.

                                   CORINTHIAN COLLEGES, INC.,
                                   a Delaware corporation


                                   By: /s/ David G. Moore
                                      ---------------------------------------
                                   Name: David G. Moore
                                        -------------------------------------
                                   Title: President/CEO
                                         ------------------------------------

                                   EXHIBIT A

                                  Exhibit A-1

                                   EXHIBIT B


                               School; Location
                               ----------------

Western Business College; Portland, OR

Blair Junior College; Colorado Springs, CO

Parks College (North); Denver, CO

Parks College (South); Aurora, CO

Phillips College; Las Vegas, NV

Phillips Junior College of Salt Lake City; Salt Lake City, UT

Phillips Junior College; Springfield, MO

Duff's Business Institute; Pittsburgh, PA

Rochester Business Institute; Rochester, NY

FMUS-Fort Lauderdale College; Ft. Lauderdale, FL

FMUS-Orlando College (North); Orlando, FL

FMUS-Orlando College (South); Orlando, FL

FMUS-Orlando College (Melbourne); Melbourne, FL

FMUS-Tampa College (Main); Tampa, FL

FMUS-Tampa College (Brandon); Tampa, FL

FMUS-Tampa College (Pinellas); Chearwater, FL

FMUS-Tampa College (Lakeland); Lakeland, FL

                                  Exhibit B-1

                                  SCHEDULE A

                         Legal Descriptions of Tracts
                         ----------------------------

1.   TRACT:
     Blair Junior College Tract

     SELLER:
     Blair Business College, Inc.

     LEGAL DESCRIPTION:
     Lot 1 in Block 2 in RUSTIC HILLS SUBDIVISION NO. 6 FILING   NO. 3,
     County of El Paso,
     State of Colorado.

     (for informational purposes only)   828 Wooten Road

2.   TRACT:
     Parks College-Denver North Tract

     SELLER:
     Phillips College of Denver, Inc.

     LEGAL DESCRIPTION:
     Parcel I:

     Lots 1 and 2
     Block 1,
     Horizon Place Subdivision Filing No. 1,
     County of Adams,
     State of Colorado

     Parcel II:

     Together with a non-exclusive easement for ingress and egress over, across and upon a private drive situated on Lots 1, 2 and 5 of Block 1, Horizon Place Subdivision Filing No. 1, and Lots 1 and 2, Horizon Place Subdivision Filing No. 2, being more particularly described as follows:

     Commencing at the Northeast corner of said Horizon Place Subdivision Filing No. 1; thence S 00 degrees 26 minutes 40 seconds W along the Easterly line of Lot 2, Block l, Horizon Place Subdivision Filing No. 1 a distance of
     316.72 feet to the Point of Beginning; thence continuing S 00 degrees 26 minutes 40 seconds W along the Easterly line of Lot 1 of said Filing No. 2 a distance of 60.00 feet; thence N 44 degrees 33 minutes 20 seconds W a distance of 42.17 feet;

                              Schedule 1 - Page 1
     thence N 89 degrees 54 minutes 10 seconds W parallel with the Northerly line of said Lot 1 Filing No. 2 a distance of 92.00 feet; thence N 87 degrees 02 minutes 25 seconds W a distance of 100.12 feet; thence N 89 degrees 54 minutes 10 seconds W parallel with the Northerly line of said Lots 1 & 2 Filing No. 2 a distance of 439.54 feet; thence S 00 degrees 05 minutes 50 seconds W a distance of 20.00 feet; thence N 89 degrees 54 minutes 10 seconds W parallel with the Northerly line of said Lots 1 & 2 Filing No. 2 a distance of 90.00 feet; thence N 00 degrees 05 minutes 50 seconds E a distance of 90.00 feet; thence S 89 degrees 54 minutes 10 seconds E parallel with the Southerly line of said Lot 1 Filing No. 1 a distance of 90.00 feet; thence S 00 degrees 05 minutes 50 seconds W a distance of 20.00 feet; thence S 89 degrees 54 minutes 10 seconds E parallel with the Southerly line of said Lot 1 Filing No. 1 a distance of
     439.54 feet; thence N 87 degrees 14 minutes 05 seconds E a distance of
     100.12 feet; thence S 89 degrees 54 minutes 10 seconds E parallel with the Southerly line of said Lot 2 Filing No. 1 a distance of 80.00 feet; thence N 45 degrees 26 minutes 40 seconds E a distance of 42.68 feet; thence S 00 degrees 26 minutes 40 seconds W along a line parallel with and 12.00 feet Westerly of the Easterly line of said Lot 2 Filing No. 1 a distance of 60 feet; thence S 89 degrees 54 minutes 10 seconds E along the Northerly line of Lot 1 Filing No. 2 12.00 feet to the Point of Beginning, County of Adams,
     State of Colorado.

     (for informational purposes only) 9065 Grant Street

3.   TRACT:
     Parks College-Denver South Tract

     SELLER:
     Phillips College of Denver, Inc.

     LEGAL DESCRIPTION:
     Lots 1 and 2, Block 1,
     Allen Center Subdivision, Filing No. 1,
     County of Arapahoe,
     State of Colorado.

     (for informational purposes only)   6 Abilene Street

                              Schedule 1 - Page 2

4.   TRACT:
     Orlando College-Melbourne Tract

     SELLER:
     Phillips Educational Group of Central Florida, Inc.

     LEGAL DESCRIPTION:
     A portion of Government Lot 3, Section 9, Township 27 South, Range 37 East, Melbourne, Brevard County, Florida, being more particularly described as follows:

     Commence at the Northwest corner of said Government Lot 3 and go N. 8842'24" E., along the North line of said Gov't Lot 3 a distance of 492.98 ft. to the intersection of the East Right-of-Way line of U. S. Highway No. 1 (State Road No. 5), thence go S. 3316'15" E., along the said East R/W line of U. S. Highway No. 1 a distance of 393.92 ft. to the South Right-of-Way line of Cliff Creek Drive, also being the Point of Beginning of the herein described parcel, said P.O.B. also being the P.C. of a curve concave to the South having a radius of 268.45 ft., a Central Angle of 3205'00" and a Chord Bearing of N. 7246'15" E., thence go Easterly along said curve and along the South R/W line of Cliff Creek Dr. an Arc distance of 150.32 ft., thence go N. 8848'45" E., along said South right-of-way line of Cliff Creek Dr., a distance of 428.29 ft., to the Westerly R/W line of Pineapple Ave., thence go S. 2829'45" E., along the said Westerly R/W line of Pineapple Ave. a distance of 259.02 ft., to the Physical centerline of Cliff Creek, thence the following courses along said physical centerline of Cliff Creek;
     S. 7722'42" W., 40.18 ft.; S. 6127'16" W., 33.13 ft.; S. 4131'17" W., 93.00
     ft.; S. 5047'07" W., 54.51 ft.; S. 6027'36" W., 53.77 ft.; S. 2446'40" W.,
     73.85 ft.; S. 2257'08" W., 31.44 ft.; S. 1903'10" W., 56.30 ft.; S.
     0608'49" E., 53.05 ft.; S. 2011'35" E., 124.92 ft.; S. 4837'18" E., 64.70
     ft.; S. 023'00" E., 26.91 ft.; S. 4602'48" W., 32.96 ft. to the
     intersection of the aforesaid Easterly R/W line of U. S. Highway No. 1, thence go N. 3316'15" W., along said Easterly R/W line of U. S. No. 1 a distance of 887.22 ft., to the Point of Beginning.

5.   TRACT:
     Tampa College-Main Tract

     SELLER:
     Phillips Educational Group of Central Florida, Inc.

     LEGAL DESCRIPTION:
     Begin at a point 50 feet North of the Southeast corner of the Southwest 1/4 of the Southwest 1/4 of Section 34, Township 28 South, Range 18 East, Hillsborough County,

                              Schedule 1 - Page 3

     Florida, and running North 210 feet to the Point of Beginning; thence North 315 feet to a corner; thence West 340 feet to a corner; thence South 265 feet to a corner; thence West 52 feet to a corner; thence South 260 feet; thence East 182 feet; thence North 210 feet; thence East 210 feet to Point of Beginning; LESS the most Easterly 30 feet thereof for right-of-way of Lincoln Avenue.

     ALSO DESCRIBED AS FOLLOWS:

     A parcel of land lying in Section 34, Township 28 South, Range 18 East, Hillsborough County, Florida and being more particularly described as follows:

     Commence at the Southeast corner of the Southwest 1/4 of the Southwest 1/4 of said Section 34 and run N.0002'50"E., along the centerline of Lincoln Avenue, a distance of 260.00 feet to the Point of Beginning; thence continue along the previous course, a distance of 315.00 feet to a point; leaving said centerline, run S.8959'00"W., a distance of 339.70 feet to a point; thence run S.0002'50"W., a distance of 265.00 feet to a point; thence run S.8959'00"W., a distance of 52.00 feet to a point; thence run S.0002'50"W., a distance of 260.00 feet to a point; thence run N.8959'00"E., a distance of 182.00 feet to a point; thence run N.0002'50"E., a distance of 210.00 feet to a point; thence N.8959'00"E., a distance of 210.00 feet to the Point of Beginning. Containing 3.394 acres more or less.

     LESS the Easterly 30.00 feet thereof for the right-of-way of Lincoln
     Avenue.

                              Schedule 1 - Page 4